UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Annual report 12/31/17

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

In the weeks following the close of the reporting period covered here, markets around the world experienced a meaningful rise in volatility. Stocks declined as investors reacted to higher bond yields and the prospect of rising inflation, even if that inflation was off historically low levels. While many in our asset management network believe the sell off will be temporary, it's likely the era of extremely low volatility is behind us for the time being.

Ultimately, the asset prices are underpinned by fundamentals, and those continue to appear supportive. There was no shortage of good economic news to report as 2017 came to a close. Unemployment remained close to historic lows, consumer confidence rose to a 17-year high, and the housing market continued to notch steady gains. In step with these signals of domestic economic strength, the global economy continued to move forward in a synchronized fashion, which has contributed to earnings momentum across both developed international and emerging markets.

In the United States, the recently passed tax reform appears poised to inject substantial stimulus into U.S. businesses at the same time that industry regulations are being rolled back across large swaths of the economy, including the systemically important financials sector. One moderating factor is the U.S. Federal Reserve's continued tightening of monetary policy. In mid-December, the federal funds rate was lifted by a quarter of a percentage point, the fifth such increase in the current cycle. While rising interest rates alone may not cause the economy to pull back, markets will be closely attuned to any suggestion that policymakers may quicken the pace of interest-rate increases in the year ahead.

While markets deliverd undeniably strong results over the past year, it is important for investors to be cognizant of the downside risks. Your best resource in unpredictable markets is your financial advisor,who can help position your portfolio so that it is sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence that accompanies any bull market.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
31	Financial statements
34	Financial highlights
35	Notes to financial statements
44	Report of independent registered public accounting firm
45	Tax information
46	Additional information
49	Trustees and Officers
53	More information

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/17 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Improving earnings, global growth boosted equities

Global stocks maintained their positive trajectory throughout the year, bolstered by synchronized global growth and improving corporate earnings.

The fund's equity exposure hurt relative results

The fund had a positive absolute return but underperformed a comparative index, the MSCI AC World Index, owing primarily to sector allocation within its equity strategy.

Hedging strategies also detracted from performance

In another strong period for U.S. and global equities, the fund's equity option overlay and beta hedge strategies had negative impacts on relative results.

PORTFOLIO COMPOSITION AS OF 12/31/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

What were the main factors driving market performance during the 12 months ended December 31, 2017?

Global equities posted positive gains during all four quarters of the reporting period, ending 2017 with a 24.62% gain as measured by the MSCI AC World Index, a comparative index. Political concerns dominated headlines globally, while economic data across most major economies suggested a synchronized global expansion. Oil hit a two-year high following an extended OPEC supply-cut agreement in effect through the end of 2018. While global merger-and-acquisition (M&A) volumes declined from the previous year, 2017's $3.5 trillion in announced deals marked a record fourth straight year that M&A levels surpassed $3 trillion. The persistence of low inflation in developed countries, in light of accelerating global growth and low unemployment, continued to confound central bankers and increased anxiety over interest-rate policy.

The fund underperformed for the period. What trends led to these results?

The fund had a positive absolute return, but underperformed the comparative index. Despite positive absolute returns from its underlying equity strategies, as well as the global high-yield strategy, both strategies detracted from relative performance. The equity option overlay and beta hedge strategies also hampered results, due to exceptionally strongly global equity performance over the reporting period.

Which holdings and strategies had the biggest negative impact for the period?

The underperformance of the fund's equity strategy was driven by sector allocation, a residual of the bottom-up stock selection process. In particular, the equity portfolio's underweight allocation to the information technology sector and overweight allocation to the energy sector detracted from performance. Stock selection in the information technology and healthcare sectors also hurt relative returns.

Within the equity strategy, the top relative detractors were communication satellite operator SES SA and integrated oil and gas company Chevron Corp.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

"The persistence of low inflation in developed countries, in light of accelerating global growth and low unemployment, continued to confound central bankers and increased anxiety over interest-rate policy."

The written calls on the S&P 500 Index also detracted from results. The fund received premiums from writing calls during the period, although the premiums collected were not enough to offset the losses on the calls given the rising U.S. equity market over the period.

The beta hedge, which is designed to reduce equity exposure through selling futures on the S&P 500 Index and the MSCI EAFE Index, detracted as well as both indexes advanced over the year.

What securities and strategies contributed to relative performance?

Stock selection in the fund's equity strategy contributed to relative performance, particularly in the industrials and consumer staples sectors. Underweight allocations to the consumer staples and healthcare sectors also aided relative results.

The top relative contributors were capital goods company Caterpillar, Inc. and electronic component manufacturer Catcher Technology Company, Ltd.

During the period, the fund held exposure to global high-yield fixed income to help aid its overall

SECTOR COMPOSITION AS OF 12/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

"Economic data and corporate earnings across regions continue to support a constructive global outlook, despite an increase in equity market volatility shortly after the end of the period covered by this report."
income-generating capabilities, which contributed positively to its absolute performance.

How was the fund positioned at the end of the period?

The equity portfolio was overweight relative to a comparative index in the financials, utilities, energy, real estate, telecommunication services, and materials sectors, while underweight in the consumer discretionary, consumer staples, information technology, industrials, and healthcare sectors. From a regional standpoint, the portfolio ended the period most overweight in Europe and most underweight in North America.

As always, we remain vigilant about downside risk and believe that the portfolio's strategy, which seeks to participate in rising markets and manage downside risk while providing income, has the potential to perform well in multiple market environments.

What are your thoughts on 2018?

Economic data and corporate earnings across regions continue to support a constructive global outlook, despite an increase in equity market volatility shortly after the end of the period covered by this report. We believe the United States is experiencing late-cycle acceleration as a result of the recently passed tax reform. The economic environment remains strong with full employment, fiscal stimulus, and ongoing deregulation.

TOP 10 HOLDINGS AS OF 12/31/17 (%)

QUALCOMM, Inc.	1.8
Intel Corp.	1.6
Zurich Insurance Group AG	1.6
Novartis AG	1.5
Royal Dutch Shell PLC, B Shares	1.5
Roche Holding AG	1.5
Philip Morris International, Inc.	1.4
Park Hotels & Resorts, Inc.	1.4
TOTAL SA	1.4
HSBC Holdings PLC	1.3
TOTAL	15.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

In Japan, improving corporate fundamentals and a strong economic backdrop lead us to continue to expect economic growth and corporate earnings acceleration. After a strong equity market rally in Europe, we see the potential for growth despite risks on the horizon. The European Central Bank continues to maintain its easy monetary policy without any expectation of near-term rate hikes. Risks to our constructive outlook could come from an escalation of tensions with North Korea, political gridlock in the United States, surprise central bank action, and political risk in Europe.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 12/31/17 (%)

United States	36.1
United Kingdom	10.5
Japan	10.1
Switzerland	6.2
Canada	4.4
France	4.4
Italy	3.8
Netherlands	2.4
Australia	1.9
Finland	1.7
Other countries	18.5
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       7

Fund’s investments
AS OF 12-31-17
	Shares	Value
Common stocks 83.4%		$179,429,334
(Cost $168,916,451)
Consumer discretionary 8.3%		17,833,728
Auto components 1.4%
Aisan Industry Company, Ltd.	7,100	83,113
Bridgestone Corp.	13,755	636,612
Exedy Corp.	5,855	180,386
Fuyao Glass Industry Group Company, Ltd., H Shares (A)	74,000	311,311
Keihin Corp.	10,495	213,149
Nissin Kogyo Company, Ltd.	9,490	187,828
NOK Corp.	9,185	213,739
Showa Corp.	12,980	160,783
Sumitomo Riko Company, Ltd.	10,100	107,778
The Yokohama Rubber Company, Ltd.	22,855	558,263
Tokai Rika Company, Ltd.	11,000	230,823
Toyoda Gosei Company, Ltd.	7,875	199,803
Automobiles 0.6%
Daimler AG	930	78,641
Dongfeng Motor Group Company, Ltd., H Shares	74,000	89,320
Ford Motor Company	18,134	226,494
Honda Motor Company, Ltd.	15,950	544,334
Kia Motors Corp. (B)	808	25,258
Mitsubishi Motors Corp.	28,110	202,226
Nissan Motor Company, Ltd.	6,600	65,710
Renault SA	1,263	126,777
Diversified consumer services 0.1%
Allstar Co-Invest LLC (B)(C)(D)	236,300	0
Benesse Holdings, Inc.	2,700	94,996
New Oriental Education & Technology Group, Inc., ADR	531	49,914
Hotels, restaurants and leisure 1.7%
Carnival Corp.	450	29,867
Darden Restaurants, Inc.	426	40,905
Las Vegas Sands Corp. (E)	38,675	2,687,526
McDonald's Corp.	1,382	237,870
OPAP SA	7,761	97,772
TUI AG	25,838	535,293
Household durables 1.2%
Barratt Developments PLC	19,000	165,746
Berkeley Group Holdings PLC	906	51,249
Coway Company, Ltd.	388	35,358
Funai Electric Company, Ltd.	12,363	95,428
Garmin, Ltd.	1,856	110,562
Nikon Corp.	6,865	138,146
Persimmon PLC	38,619	1,426,753
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	8

	Shares	Value
Consumer discretionary (continued)
Household durables (continued)
Pioneer Corp. (B)	85,800	$173,338
Taylor Wimpey PLC	100,334	279,150
Internet and direct marketing retail 0.1%
Qliro Group AB (B)	34,220	75,342
Leisure products 0.1%
Sankyo Company, Ltd.	8,680	272,958
Media 1.3%
Avex, Inc.	9,590	136,251
Eutelsat Communications SA	1,170	27,088
Fuji Media Holdings, Inc.	7,525	118,112
Gendai Agency, Inc.	3,600	17,573
Metropole Television SA	1,940	50,079
Nippon Television Holdings, Inc.	9,650	165,098
ProSiebenSat.1 Media SE	4,149	142,417
Proto Corp.	2,100	30,115
RTL Group SA	2,797	224,533
SES SA	96,582	1,505,867
Telenet Group Holding NV (B)	2,882	200,779
Television Francaise 1	11,098	163,545
TV Asahi Holdings Corp.	3,660	73,418
Multiline retail 0.3%
Harvey Norman Holdings, Ltd.	29,244	94,835
Kohl's Corp.	1,371	74,349
Macy's, Inc.	4,398	110,786
Marks & Spencer Group PLC	45,164	191,614
Next PLC	1,456	88,742
Target Corp.	1,251	81,628
Specialty retail 1.3%
CECONOMY AG	10,184	153,703
Halfords Group PLC	31,076	146,864
Honeys Holdings Company, Ltd.	4,630	48,473
L Brands, Inc. (E)	33,339	2,007,675
Nishimatsuya Chain Company, Ltd.	6,400	71,093
PAL GROUP Holdings Company, Ltd.	3,100	97,212
The Gap, Inc.	1,377	46,901
The Home Depot, Inc.	222	42,076
USS Company, Ltd.	2,800	59,211
Xebio Holdings Company, Ltd.	7,875	149,640
Textiles, apparel and luxury goods 0.2%
361 Degrees International, Ltd.	193,940	66,871
Daphne International Holdings, Ltd. (B)	350,000	21,660
Geox SpA	25,186	87,431
Pandora A/S	966	105,003
9	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Sanyo Shokai, Ltd.	5,000	$98,660
Xtep International Holdings, Ltd.	240,883	93,905
Consumer staples 4.7%		9,991,553
Beverages 0.3%
PepsiCo, Inc.	1,812	217,295
The Coca-Cola Company	10,395	476,923
Food and staples retailing 0.4%
Cawachi, Ltd.	2,500	61,661
J Sainsbury PLC	80,387	261,766
METRO AG (B)	9,210	183,451
Sysco Corp.	591	35,891
Wal-Mart Stores, Inc.	688	67,940
Wesfarmers, Ltd.	4,386	151,659
Food products 0.1%
Marine Harvest ASA (B)	18,279	309,110
Household products 0.2%
The Procter & Gamble Company	3,417	313,954
Tobacco 3.7%
Altria Group, Inc.	4,308	307,634
British American Tobacco PLC	30,374	2,053,246
Imperial Brands PLC	54,804	2,337,645
Japan Tobacco, Inc.	3,600	115,931
Philip Morris International, Inc. (E)	29,318	3,097,447
Energy 7.5%		16,176,055
Energy equipment and services 0.2%
Core Laboratories NV	286	31,331
Fugro NV (B)	7,674	119,466
Helmerich & Payne, Inc.	634	40,982
Petrofac, Ltd.	11,057	75,910
Saipem SpA (B)	36,394	166,057
Oil, gas and consumable fuels 7.3%
AltaGas, Ltd.	9,499	216,278
BP PLC	135,007	947,113
Chevron Corp.	3,105	388,715
Coal India, Ltd.	91,882	378,194
Eni SpA	32,545	538,553
Exxon Mobil Corp.	3,984	333,222
Gazprom PJSC, ADR	64,735	285,481
Inpex Corp.	14,940	185,944
Inter Pipeline, Ltd.	1,516	31,393
Japan Petroleum Exploration Company, Ltd.	7,165	189,393
KazMunaiGas Exploration Production JSC, GDR	10,024	130,312
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	10

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
LUKOIL PJSC, ADR	4,715	$268,671
ONEOK, Inc.	3,017	161,259
Painted Pony Energy, Ltd. (B)	27,909	59,282
Petroleo Brasileiro SA, Sponsored ADR (B)	15,810	162,685
Plains GP Holdings LP, Class A (B)	59,692	1,310,239
Repsol SA	27,817	491,149
Royal Dutch Shell PLC, A Shares	8,091	270,103
Royal Dutch Shell PLC, B Shares	95,504	3,216,004
S-Oil Corp.	5,189	566,765
Statoil ASA	6,206	132,861
Surgutneftegas OJSC, ADR	42,595	200,627
Targa Resources Corp.	5,541	268,295
The Williams Companies, Inc.	1,240	37,808
TOTAL SA	53,717	2,965,172
Tourmaline Oil Corp. (B)	3,649	66,129
TransCanada Corp.	33,800	1,645,095
Tupras Turkiye Petrol Rafinerileri AS	3,857	123,603
Valero Energy Corp.	1,871	171,964
Financials 17.2%		37,080,774
Banks 10.2%
ABN AMRO Group NV (A)	3,856	124,321
Allahabad Bank (B)	42,134	48,391
Alpha Bank AE (B)	46,742	100,216
Aozora Bank, Ltd.	1,800	69,844
Bank of Ireland Group PLC (B)	20,858	177,727
BNP Paribas SA	6,094	453,324
BPER Banca	30,882	155,573
CaixaBank SA	57,349	266,605
Canara Bank	18,950	106,665
Corp Bank (B)	41,448	25,436
Dah Sing Financial Holdings, Ltd.	10,400	66,595
DNB ASA	3,276	60,643
HSBC Holdings PLC	267,047	2,758,080
ING Groep NV	20,465	375,670
Intesa Sanpaolo SpA	592,157	1,964,691
Intesa Sanpaolo SpA	102,342	326,276
JPMorgan Chase & Co.	17,669	1,889,523
KB Financial Group, Inc.	15,392	910,946
Krung Thai Bank PCL	60,600	35,622
Lloyds Banking Group PLC	229,465	210,415
Mitsubishi UFJ Financial Group, Inc.	69,999	509,450
Mizuho Financial Group, Inc.	217,925	394,028
Moneta Money Bank AS (A)	200,563	776,052
National Australia Bank, Ltd.	3,720	85,430
11	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
National Bank of Canada	10,365	$517,178
Nordea Bank AB	182,971	2,215,406
People's United Financial, Inc.	2,384	44,581
Raiffeisen Bank International AG (B)	1,989	71,974
Royal Bank of Canada	6,588	537,994
Sberbank of Russia PJSC, ADR	100,300	1,708,109
Shinhan Financial Group Company, Ltd.	3,792	175,028
Skandinaviska Enskilda Banken AB, Series A	2,369	27,818
Societe Generale SA	6,205	319,902
Standard Chartered PLC (B)	28,925	303,758
Sumitomo Mitsui Financial Group, Inc.	10,900	469,839
Sumitomo Mitsui Trust Holdings, Inc.	6,620	261,927
The Tochigi Bank, Ltd.	16,600	66,704
The Toronto-Dominion Bank	9,134	535,178
Unicaja Banco SA (A)(B)	80,179	126,236
UniCredit SpA (B)	18,501	345,122
Wells Fargo & Company (E)	37,820	2,294,539
Westpac Banking Corp.	3,778	91,894
Capital markets 1.7%
Banca Generali SpA	35,998	1,196,190
CME Group, Inc.	3,440	502,412
GAM Holding AG (B)	12,097	195,194
Ichiyoshi Securities Company, Ltd.	12,400	141,091
IGM Financial, Inc.	20,178	708,718
Julius Baer Group, Ltd. (B)	3,333	203,820
Natixis SA	6,094	48,133
UBS Group AG (B)	27,366	502,789
Uranium Participation Corp. (B)	20,548	69,147
Diversified financial services 0.0%
AMP, Ltd.	19,248	77,695
G-Resources Group, Ltd. (B)	2,823,000	35,067
Insurance 4.4%
Admiral Group PLC	2,610	70,398
Ageas	5,985	292,365
Assicurazioni Generali SpA	112,738	2,051,993
Coface SA	11,235	120,352
Dai-ichi Life Holdings, Inc.	13,525	277,968
Direct Line Insurance Group PLC	24,216	124,610
FNF Group	13,778	540,649
Hyundai Marine & Fire Insurance Company, Ltd. (B)	14,079	617,469
Legal & General Group PLC	31,946	117,612
Poste Italiane SpA (A)	33,992	255,924
Sampo OYJ, A Shares	1,110	60,919
Shin Kong Financial Holding Company, Ltd.	499,645	175,779
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	12

	Shares	Value
Financials (continued)
Insurance (continued)
Storebrand ASA	17,888	$145,523
T&D Holdings, Inc.	20,895	356,479
The Progressive Corp.	9,429	531,041
Tongyang Life Insurance Company, Ltd. (B)	11,436	81,200
Tryg A/S	9,479	237,117
UnipolSai Assicurazioni SpA	53,695	125,248
Zurich Insurance Group AG	10,990	3,341,438
Mortgage real estate investment trusts 0.8%
AGNC Investment Corp.	41,213	832,090
Annaly Capital Management, Inc.	72,299	859,635
Thrifts and mortgage finance 0.1%
MGIC Investment Corp. (B)	5,230	73,795
New York Community Bancorp, Inc.	8,157	106,204
Health care 6.6%		14,202,822
Biotechnology 0.3%
AbbVie, Inc.	5,728	553,955
Amgen, Inc.	661	114,948
Gilead Sciences, Inc.	1,277	91,484
Health care equipment and supplies 0.3%
Abbott Laboratories	3,944	225,084
Hoya Corp.	1,300	64,744
Koninklijke Philips NV	1,000	37,759
Medtronic PLC	2,030	163,923
ResMed, Inc.	770	65,211
Health care providers and services 0.1%
Cardinal Health, Inc.	603	36,946
Suzuken Company, Ltd.	4,260	174,900
Health care technology 0.1%
AGFA-Gevaert NV (B)	25,190	117,369
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	4,300	76,831
Pharmaceuticals 5.8%
Almirall SA	7,151	71,609
AstraZeneca PLC	39,615	2,733,658
Bristol-Myers Squibb Company	11,382	697,489
Eisai Company, Ltd.	3,030	172,133
Eli Lilly & Company	1,372	115,879
GlaxoSmithKline PLC	5,058	89,573
H Lundbeck A/S	514	26,065
Johnson & Johnson	3,595	502,293
Kyowa Hakko Kirin Company, Ltd.	2,600	50,054
Merck & Company, Inc.	5,138	289,115
13	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Novartis AG	39,669	$3,338,243
Pfizer, Inc.	17,123	620,195
Roche Holding AG	12,582	3,181,424
Takeda Pharmaceutical Company, Ltd.	10,455	591,938
Industrials 7.4%		15,957,771
Aerospace and defense 0.3%
Lockheed Martin Corp.	444	142,546
The Boeing Company	1,274	375,715
United Technologies Corp.	1,338	170,689
Air freight and logistics 0.2%
CTT-Correios de Portugal SA	22,902	96,176
PostNL NV	53,916	263,187
United Parcel Service, Inc., Class B	422	50,281
Airlines 0.1%
ANA Holdings, Inc.	1,100	45,888
SAS AB (B)	48,248	125,176
Building products 0.2%
Cie de Saint-Gobain	7,040	387,455
Commercial services and supplies 0.1%
Relia, Inc.	7,600	88,661
Toppan Forms Company, Ltd.	11,000	124,295
Construction and engineering 0.2%
Chiyoda Corp.	21,195	155,789
JGC Corp.	9,385	181,313
Raubex Group, Ltd.	39,060	62,811
Toyo Engineering Corp.	8,800	101,429
Electrical equipment 1.1%
ABB, Ltd.	72,563	1,943,551
Emerson Electric Company	1,272	88,646
Ushio, Inc.	11,305	161,259
Zumtobel Group AG	8,974	107,681
Industrial conglomerates 0.2%
3M Company	924	217,482
DMCI Holdings, Inc.	100,700	29,074
General Electric Company	5,909	103,112
Rheinmetall AG	1,180	149,227
Machinery 2.2%
Alstom SA	4,962	205,683
Caterpillar, Inc. (E)	11,905	1,875,990
Hisaka Works, Ltd.	6,200	65,791
Kone OYJ, Class B	37,374	2,007,085
Mitsubishi Heavy Industries, Ltd.	8,195	305,543
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	14

	Shares	Value
Industrials (continued)
Machinery (continued)
The Japan Steel Works, Ltd.	5,650	$181,513
Toshiba Machine Company, Ltd.	21,195	157,597
Marine 0.1%
D/S Norden A/S (B)	6,793	127,338
Kuehne + Nagel International AG	177	31,315
Pacific Basin Shipping, Ltd. (B)	559,000	120,528
Professional services 0.2%
Adecco Group AG	2,434	186,006
Hays PLC	79,978	196,979
SThree PLC	7,842	38,870
Road and rail 0.1%
Go-Ahead Group PLC	7,361	148,117
Kyushu Railway Company	900	27,857
Trading companies and distributors 0.8%
ITOCHU Corp.	75,400	1,405,570
Rexel SA	11,998	217,247
SIG PLC	52,286	124,412
Transportation infrastructure 1.6%
Hamburger Hafen und Logistik AG	3,083	87,373
Macquarie Infrastructure Corp. (E)	9,326	598,729
Sydney Airport	389,347	2,136,392
Transurban Group	55,837	540,393
Information technology 9.8%		21,138,533
Communications equipment 1.1%
Cisco Systems, Inc.	12,260	469,558
Harris Corp.	954	135,134
Nokia OYJ	341,093	1,593,701
Telefonaktiebolaget LM Ericsson, B Shares	40,689	268,536
Electronic equipment, instruments and components 0.4%
Citizen Watch Company, Ltd.	21,095	154,510
Hirose Electric Company, Ltd.	1,300	189,808
Hosiden Corp.	5,800	85,328
Nichicon Corp.	12,820	167,218
Simplo Technology Company, Ltd.	21,300	118,817
Yokogawa Electric Corp.	2,000	38,185
Internet software and services 0.5%
Alibaba Group Holding, Ltd., ADR (B)	1,623	279,854
Alphabet, Inc., Class A (B)	30	31,602
Autohome, Inc., ADR (B)	813	52,577
Baidu, Inc., ADR (B)	272	63,705
DeNA Company, Ltd.	6,660	137,110
Dropbox, Inc., Class B (B)(C)(D)	6,315	77,296
15	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Facebook, Inc., Class A (B)	454	$80,113
Gree, Inc.	15,800	99,036
Mixi, Inc.	500	22,394
Momo, Inc., ADR (B)	709	17,356
NetEase, Inc., ADR	418	144,239
SINA Corp. (B)	460	46,143
Weibo Corp., ADR (B)	877	90,734
IT services 1.5%
Accenture PLC, Class A	744	113,899
Amadeus IT Group SA	7,361	529,716
Automatic Data Processing, Inc.	704	82,502
Fujitsu, Ltd.	47,685	338,064
IBM Corp.	2,292	351,639
Otsuka Corp.	7,365	564,052
Paychex, Inc.	4,894	333,184
Sopra Steria Group	702	131,189
The Western Union Company	7,815	148,563
TravelSky Technology, Ltd., H Shares	16,000	47,828
Wipro, Ltd.	115,733	563,490
Semiconductors and semiconductor equipment 3.9%
Broadcom, Ltd.	310	79,639
Disco Corp.	200	44,328
Intel Corp.	74,194	3,424,795
KLA-Tencor Corp.	347	36,459
Maxim Integrated Products, Inc.	3,817	199,553
MediaTek, Inc.	10,100	99,281
Microchip Technology, Inc.	370	32,516
Miraial Company, Ltd.	3,000	49,703
QUALCOMM, Inc. (E)	59,242	3,792,673
Rohm Company, Ltd.	900	99,146
Shinko Electric Industries Company, Ltd.	18,875	152,504
SK Hynix, Inc.	846	60,088
Texas Instruments, Inc.	369	38,538
Tokyo Electron, Ltd.	1,100	198,428
Tokyo Seimitsu Company, Ltd.	3,815	150,127
Software 0.7%
Alpha Systems, Inc.	1,100	23,952
Konami Holdings Corp.	800	43,994
Microsoft Corp.	5,966	510,332
NHN Entertainment Corp. (B)	2,065	131,868
Nintendo Company, Ltd.	200	72,019
Trend Micro, Inc.	11,255	637,068
Technology hardware, storage and peripherals 1.7%
Acer, Inc. (B)	234,180	189,587
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	16

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Apple, Inc.	2,737	$463,183
Brother Industries, Ltd.	1,200	29,495
Canon, Inc.	29,910	1,114,390
Catcher Technology Company, Ltd.	122,357	1,340,750
Compal Electronics, Inc.	258,405	184,700
HP, Inc.	1,882	39,541
Melco Holdings, Inc.	2,500	85,812
Samsung Electronics Company, Ltd.	23	54,646
Seagate Technology PLC	4,597	192,338
Materials 5.3%		11,301,908
Chemicals 1.5%
Agrium, Inc. (E)	11,769	1,353,416
China BlueChemical, Ltd., H Shares	318,000	100,281
DowDuPont, Inc.	4,419	314,721
EMS-Chemie Holding AG	88	58,710
JSR Corp.	14,230	279,538
LG Chem, Ltd.	1,335	504,811
LyondellBasell Industries NV, Class A	2,476	273,152
Monsanto Company	435	50,799
Praxair, Inc.	412	63,728
PTT Global Chemical PCL	41,700	108,685
Construction materials 0.2%
LafargeHolcim, Ltd. (B)	5,726	322,499
Vicat SA	1,848	145,687
Containers and packaging 1.0%
AMVIG Holdings, Ltd.	152,000	40,659
International Paper Company	34,375	1,991,688
Nampak, Ltd. (B)	127,852	167,168
Metals and mining 2.3%
Acacia Mining PLC	20,835	55,351
Alumina, Ltd.	57,193	107,784
Anglo American Platinum, Ltd. (B)	4,607	131,767
Anglo American PLC	12,613	262,337
Barrick Gold Corp.	11,969	173,108
Centerra Gold, Inc. (B)	25,276	129,497
Chubu Steel Plate Company, Ltd.	5,800	42,949
CST Group, Ltd. (B)	1,440,000	7,612
Eldorado Gold Corp.	51,281	73,332
Gold Fields, Ltd.	47,621	206,390
Impala Platinum Holdings, Ltd. (B)	28,187	73,922
Kinross Gold Corp. (B)	26,433	114,191
Kyoei Steel, Ltd.	7,670	146,018
Nakayama Steel Works, Ltd.	11,800	75,829
17	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Metals and mining (continued)
Neturen Company, Ltd.	6,100	$66,717
Northern Dynasty Minerals, Ltd. (B)	11,046	19,684
Pacific Metals Company, Ltd. (B)	3,900	107,992
Petra Diamonds, Ltd. (B)	74,640	78,718
Resolute Mining, Ltd.	64,800	57,645
Rio Tinto PLC	43,635	2,288,987
Salzgitter AG	4,053	230,234
Tokyo Steel Manufacturing Company, Ltd.	17,460	156,450
Western Areas, Ltd.	73,952	185,841
Yamato Kogyo Company, Ltd.	6,825	197,688
Paper and forest products 0.3%
Sappi, Ltd.	74,193	536,323
Real estate 5.7%		12,175,341
Equity real estate investment trusts 4.3%
Colony NorthStar, Inc., Class A	21,501	245,326
Crown Castle International Corp.	339	37,632
Gaming and Leisure Properties, Inc.	58,610	2,168,570
Growthpoint Properties, Ltd.	15,947	35,599
Host Hotels & Resorts, Inc.	2,116	42,003
Iron Mountain, Inc.	2,622	98,928
Mirvac Group	277,505	507,502
Park Hotels & Resorts, Inc.	107,416	3,088,210
Prologis, Inc.	7,756	500,340
Redefine Properties, Ltd.	160,164	138,525
Unibail-Rodamco SE	8,797	2,213,779
VEREIT, Inc.	13,069	101,808
Real estate management and development 1.4%
Daito Trust Construction Company, Ltd.	9,700	1,976,192
Nexity SA (B)	17,163	1,020,927
Telecommunication services 6.3%		13,616,500
Diversified telecommunication services 5.3%
AT&T, Inc.	11,641	452,602
BCE, Inc.	40,087	1,925,579
Bezeq The Israeli Telecommunication Corp., Ltd.	220,736	333,562
BT Group PLC	653,512	2,395,308
CenturyLink, Inc.	15,093	251,751
China Telecom Corp., Ltd., H Shares	484,505	229,806
Hellenic Telecommunications Organization SA	16,802	231,537
KT Corp.	7,757	219,168
Magyar Telekom Telecommunications PLC	81,445	143,954
O2 Czech Republic AS	27,149	353,044
Proximus SADP	1,324	43,442
Spark New Zealand, Ltd.	55,389	142,462
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	18

	Shares	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Telenor ASA	86,358	$1,848,648
Turk Telekomunikasyon AS (B)	41,470	70,354
Verizon Communications, Inc. (E)	51,026	2,700,806
Wireless telecommunication services 1.0%
China Mobile, Ltd.	21,300	215,386
Mobile TeleSystems PJSC, ADR	30,284	308,594
NTT DOCOMO, Inc.	65,696	1,553,316
Orange Belgium SA	5,012	105,170
Sistema PJSC, GDR	22,065	92,011
Utilities 4.6%		9,954,349
Electric utilities 2.3%
Contact Energy, Ltd.	13,363	52,637
Edison International	14,100	891,684
EDP - Energias de Portugal SA	509,144	1,761,207
Endesa SA	7,675	164,151
Enel SpA	80,220	493,294
SSE PLC	86,820	1,543,468
The Southern Company	1,697	81,609
Gas utilities 0.0%
Infraestructura Energetica Nova SAB de CV	7,900	38,651
Independent power and renewable electricity producers 0.8%
China Longyuan Power Group Corp., Ltd., H Shares	1,334,000	947,242
Glow Energy PCL	119,700	298,429
Meridian Energy, Ltd.	106,116	220,093
NTPC, Ltd.	55,295	152,612
Multi-utilities 1.5%
CenterPoint Energy, Inc.	3,398	96,367
Centrica PLC	121,068	224,585
Dominion Energy, Inc.	12,162	985,852
E.ON SE	20,099	217,796
Engie SA	14,818	254,744
Innogy SE (A)	35,295	1,381,329

RWE AG	7,302	148,599
Preferred securities 0.1%		$333,635
(Cost $279,372)
Financials 0.0%		42,169
Banks 0.0%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.201% (F)	1,625	42,169
Information technology 0.0%		33,106
Technology hardware, storage and peripherals 0.0%
Samsung Electronics Company, Ltd.	17	33,106
19	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Telecommunication services 0.0%		$101,161
Diversified telecommunication services 0.0%
Telefonica Brasil SA	6,900	101,161
Utilities 0.1%		157,199
Electric utilities 0.1%

Cia Paranaense de Energia, B Shares	20,900	157,199
Exchange-traded funds 0.0%		$35,292
(Cost $35,148)
iShares Core MSCI EAFE ETF	534	35,292

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.2%					$425,146
(Cost $376,867)
Argentina 0.2%					425,146
Provincia de Buenos Aires Bond (A)	5.375	01-20-23	EUR	125,000	159,326

Republic of Argentina Bond	7.500	04-22-26		235,000	265,820
Corporate bonds 13.3%					$28,535,777
(Cost $27,694,193)
Consumer discretionary 3.0%					6,371,735
Auto components 0.1%
Avis Budget Car Rental LLC (A)	5.250	03-15-25		180,000	178,200
Avis Budget Car Rental LLC	5.500	04-01-23		110,000	112,750
Consumer services 0.1%
CRC Escrow Issuer LLC (A)	5.250	10-15-25		120,000	121,236
Diversified consumer services 0.0%
Service Corp. International	4.625	12-15-27		35,000	35,512
Hotels, restaurants and leisure 1.0%
Boyd Gaming Corp.	6.375	04-01-26		85,000	91,588
CEC Entertainment, Inc.	8.000	02-15-22		190,000	178,600
Cirsa Funding Luxembourg SA	5.875	05-15-23	EUR	100,000	124,910
Cirsa Funding Luxembourg SA (A)	5.875	05-15-23	EUR	115,000	143,647
Codere Finance 2 Luxembourg SA (A)	6.750	11-01-21	EUR	150,000	189,740
Eldorado Resorts, Inc.	6.000	04-01-25		130,000	135,850
Jacobs Entertainment, Inc. (A)	7.875	02-01-24		165,000	176,550
New Red Finance, Inc. (A)	5.000	10-15-25		320,000	322,400
Penn National Gaming, Inc. (A)	5.625	01-15-27		186,000	192,975
Pinnacle Entertainment, Inc.	5.625	05-01-24		115,000	123,050
Scientific Games International, Inc. (A)	5.000	10-15-25		20,000	20,050
Scientific Games International, Inc.	6.625	05-15-21		115,000	118,738
Scientific Games International, Inc.	10.000	12-01-22		40,000	43,900
Station Casinos LLC (A)	5.000	10-01-25		115,000	115,575
Sugarhouse HSP Gaming Prop Mezz LP (A)	5.875	05-15-25		110,000	104,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	20

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Household durables 0.3%
Beazer Homes USA, Inc. (A)	5.875	10-15-27		40,000	$40,300
Beazer Homes USA, Inc.	6.750	03-15-25		45,000	47,419
Beazer Homes USA, Inc.	8.750	03-15-22		106,000	116,854
KB Home	7.000	12-15-21		225,000	249,750
M/I Homes, Inc.	5.625	08-01-25		40,000	40,597
M/I Homes, Inc.	6.750	01-15-21		165,000	170,775
Internet and direct marketing retail 0.2%
Liberty Interactive LLC	8.250	02-01-30		125,000	135,625
Netflix, Inc.	5.875	02-15-25		190,000	201,875
Leisure products 0.1%
Jack Ohio Finance LLC (A)	6.750	11-15-21		155,000	163,138
Media 0.9%
Altice Financing SA (A)	7.500	05-15-26		210,000	223,650
CCO Holdings LLC	5.125	02-15-23		5,000	5,113
CCO Holdings LLC	5.250	09-30-22		5,000	5,125
CCO Holdings LLC	5.750	09-01-23		35,000	35,875
CCO Holdings LLC (A)	5.750	02-15-26		120,000	124,650
Cequel Communications Holdings I LLC (A)	5.125	12-15-21		55,000	55,000
Cequel Communications Holdings I LLC (A)	5.125	12-15-21		155,000	155,000
CSC Holdings LLC (A)	10.875	10-15-25		200,000	237,500
DISH DBS Corp.	6.750	06-01-21		120,000	126,150
DISH DBS Corp.	7.875	09-01-19		320,000	342,400
Gray Television, Inc. (A)	5.125	10-15-24		130,000	129,675
Gray Television, Inc. (A)	5.875	07-15-26		30,000	30,750
Sinclair Television Group, Inc. (A)	5.875	03-15-26		75,000	78,000
TEGNA, Inc. (A)	4.875	09-15-21		115,000	117,266
TEGNA, Inc.	5.125	10-15-19		157,000	159,261
Tribune Media Company	5.875	07-15-22		150,000	154,125
Specialty retail 0.3%
Eurotorg LLC Via Bonitron DAC (A)	8.750	10-30-22		200,000	202,280
goeasy, Ltd. (A)	7.875	11-01-22		135,000	140,906
New Look Secured Issuer PLC (A)	6.500	07-01-22	GBP	180,000	97,355
Party City Holdings, Inc. (A)	6.125	08-15-23		140,000	144,550
Staples, Inc. (A)	8.500	09-15-25		120,000	111,000
Consumer staples 0.6%					1,306,196
Food products 0.4%
KazAgro National Management Holding JSC	4.625	05-24-23		200,000	202,736
MARB BondCo PLC (A)	7.000	03-15-24		200,000	200,750
Post Holdings, Inc. (A)	5.000	08-15-26		190,000	186,913
Post Holdings, Inc. (A)	5.625	01-15-28		85,000	85,319
Post Holdings, Inc. (A)	5.750	03-01-27		50,000	50,875
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	192,138
21	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Household products 0.1%
Diamond BC BV (A)	5.625	08-15-25	EUR	200,000	$241,065
Personal products 0.1%
Revlon Consumer Products Corp.	6.250	08-01-24		240,000	146,400
Energy 1.9%					4,152,740
Energy equipment and services 0.1%
Rowan Companies, Inc.	5.850	01-15-44		50,000	39,000
Transocean, Inc.	6.800	03-15-38		25,000	20,156
Transocean, Inc.	7.500	04-15-31		10,000	8,900
Transocean, Inc.	9.350	12-15-41		25,000	24,188
Weatherford International, Ltd.	5.950	04-15-42		20,000	15,600
Weatherford International, Ltd.	6.500	08-01-36		45,000	37,013
Weatherford International, Ltd.	7.000	03-15-38		15,000	12,600
Oil, gas and consumable fuels 1.8%
Blue Racer Midstream LLC (A)	6.125	11-15-22		230,000	239,200
Borets Finance DAC	7.625	09-26-18		200,000	206,340
California Resources Corp. (A)	8.000	12-15-22		165,000	136,125
Cloud Peak Energy Resources LLC	12.000	11-01-21		60,000	64,650
Continental Resources, Inc.	3.800	06-01-24		40,000	39,550
Continental Resources, Inc. (A)	4.375	01-15-28		75,000	74,040
Continental Resources, Inc.	4.900	06-01-44		115,000	109,825
Continental Resources, Inc.	5.000	09-15-22		15,000	15,225
Denbury Resources, Inc. (A)	9.000	05-15-21		140,000	142,975
Energen Corp.	4.625	09-01-21		105,000	106,313
Energy Transfer Equity LP	4.250	03-15-23		110,000	109,175
Foresight Energy LLC (A)	11.500	04-01-23		250,000	204,375
Gazprom Neft OAO (A)	4.375	09-19-22		200,000	204,549
Gazprom OAO	4.950	07-19-22		200,000	209,219
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	55,550
Laredo Petroleum, Inc.	6.250	03-15-23		65,000	67,295
MEG Energy Corp. (A)	6.500	01-15-25		80,000	79,000
MEG Energy Corp. (A)	7.000	03-31-24		105,000	88,594
Noble Holding International, Ltd.	7.750	01-15-24		50,000	43,000
Petrobras Global Finance BV	4.375	05-20-23		545,000	538,989
Petrobras Global Finance BV	5.625	05-20-43		80,000	71,491
Petrobras Global Finance BV	7.375	01-17-27		160,000	176,160
Petroleos de Venezuela SA (G)	6.000	11-15-26		150,000	32,850
QEP Resources, Inc.	5.250	05-01-23		105,000	106,245
QEP Resources, Inc.	5.375	10-01-22		15,000	15,338
QEP Resources, Inc.	5.625	03-01-26		60,000	60,825
QEP Resources, Inc.	6.800	03-01-20		25,000	26,313
SM Energy Company	5.000	01-15-24		100,000	96,438
SM Energy Company	6.125	11-15-22		5,000	5,094
SM Energy Company	6.500	11-15-21		10,000	10,125
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	22

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		200,000	$202,506
Vine Oil & Gas LP (A)	8.750	04-15-23		195,000	189,150
WPX Energy, Inc.	5.250	09-15-24		135,000	134,534
WPX Energy, Inc.	6.000	01-15-22		85,000	88,825
WPX Energy, Inc.	8.250	08-01-23		40,000	45,400
Financials 2.2%					4,755,898
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA (8.875% to 4-14-21, then 5 Year Euro Swap Rate + 9.177%) (H)	8.875	04-14-21	EUR	200,000	284,345
Banco de Sabadell SA (6.500% to 5-18-22, then 5 Year Euro Swap Rate + 6.414%) (H)	6.500	05-18-22	EUR	200,000	251,412
Barclays PLC (7.875% to 3-15-22, then 5 Year U.S. Swap Rate + 6.772%) (H)	7.875	03-15-22		200,000	219,250
BNP Paribas SA (5.125% to 11-15-27, then 5 Year U.S. Swap Rate + 2.838%) (A)(H)	5.125	11-15-27		200,000	200,000
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(H)	8.125	12-23-25		250,000	299,803
Freedom Mortgage Corp. (A)	8.125	11-15-24		80,000	81,500
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (A)(H)	7.700	09-17-25		200,000	216,500
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (H)	8.375	10-14-19	EUR	50,000	67,718
Itau Unibanco Holding SA (6.125% to 12-12-22, then 5 Year Treasury Note + 3.981%) (A)(H)	6.125	12-12-22		200,000	199,909
Sberbank of Russia (A)	5.125	10-29-22		200,000	206,420
The Royal Bank of Scotland Group PLC (3 month LIBOR + 2.320%) (F)(H)	3.655	09-30-27		100,000	99,250
UniCredit SpA (5.861% to 6-19-27, then 5 Year U.S. ISDAFIX + 3.703%) (A)	5.861	06-19-32		200,000	213,112
Consumer finance 0.7%
ACE Cash Express, Inc. (A)	12.000	12-15-22		45,000	46,575
American Greetings Corp. (A)	7.875	02-15-25		220,000	237,600
DAE Funding LLC (A)	4.500	08-01-22		35,000	34,388
DAE Funding LLC (A)	5.000	08-01-24		70,000	69,125
Herc Rentals, Inc. (A)	7.500	06-01-22		72,000	77,580
Herc Rentals, Inc. (A)	7.750	06-01-24		126,000	138,285
Navient Corp.	5.500	01-25-23		71,000	70,823
Navient Corp.	5.625	08-01-33		20,000	17,450
Navient Corp.	5.875	10-25-24		90,000	89,325
Navient Corp.	6.125	03-25-24		155,000	156,938
Navient Corp.	6.500	06-15-22		80,000	83,920
23	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Consumer finance (continued)
Navient Corp.	7.250	09-25-23		49,000	$52,185
OneMain Financial Holdings LLC (A)	6.750	12-15-19		30,000	30,996
Springleaf Finance Corp.	5.250	12-15-19		50,000	51,438
Springleaf Finance Corp.	6.125	05-15-22		10,000	10,375
Springleaf Finance Corp.	8.250	12-15-20		155,000	170,500
Unifin Financiera SAB de CV SOFOM ENR (A)	7.000	01-15-25		200,000	204,500
Diversified financial services 0.1%
Camelot Finance SA (A)	7.875	10-15-24		95,000	101,413
FBM Finance, Inc. (A)	8.250	08-15-21		65,000	69,063
Insurance 0.1%
Genworth Holdings, Inc.	4.800	02-15-24		5,000	4,250
Genworth Holdings, Inc.	4.900	08-15-23		80,000	68,200
Genworth Holdings, Inc.	7.200	02-15-21		30,000	29,250
Genworth Holdings, Inc.	7.625	09-24-21		20,000	19,550
Genworth Holdings, Inc.	7.700	06-15-20		5,000	5,031
USIS Merger Sub, Inc. (A)	6.875	05-01-25		185,000	186,850
Thrifts and mortgage finance 0.2%
MGIC Investment Corp.	5.750	08-15-23		35,000	38,281
Nationstar Mortgage LLC	6.500	08-01-18		235,000	235,400
Nationstar Mortgage LLC	6.500	07-01-21		40,000	40,550
Radian Group, Inc.	4.500	10-01-24		75,000	76,838
Health care 1.1%					2,272,771
Biotechnology 0.0%
Sterigenics-Nordion Topco LLC (8.125% Cash or 8.875% PIK) (A)	8.125	11-01-21		30,000	30,300
Health care equipment and supplies 0.1%
Constantin Investissement 3 SASU (A)	5.375	04-15-25	EUR	100,000	121,106
Health care providers and services 0.4%
Envision Healthcare Corp. (A)	5.125	07-01-22		40,000	38,800
Envision Healthcare Corp.	5.625	07-15-22		75,000	75,750
HCA Healthcare, Inc.	6.250	02-15-21		240,000	254,400
HCA, Inc.	6.500	02-15-20		135,000	143,100
HCA, Inc.	7.500	11-15-95		125,000	127,813
West Street Merger Sub, Inc. (A)	6.375	09-01-25		175,000	175,438
Health care technology 0.1%
Sterigenics-Nordion Holdings LLC (A)	6.500	05-15-23		170,000	177,225
Pharmaceuticals 0.5%
Catalent Pharma Solutions, Inc. (A)	4.875	01-15-26		30,000	30,113
Endo Finance LLC (A)	6.000	07-15-23		465,000	365,025
Teva Pharmaceutical Finance IV LLC	2.250	03-18-20		90,000	87,029
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	139,678
Valeant Pharmaceuticals International, Inc. (A)	5.500	03-01-23		30,000	27,450
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	24

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (A)	5.875	05-15-23		395,000	$365,869
Valeant Pharmaceuticals International, Inc. (A)	6.125	04-15-25		95,000	86,925
Valeant Pharmaceuticals International, Inc. (A)	7.000	03-15-24		25,000	26,750
Industrials 1.3%					2,870,845
Aerospace and defense 0.2%
Bombardier, Inc. (A)	6.125	01-15-23		130,000	127,400
TA MFG., Ltd. (A)	3.625	04-15-23	EUR	180,000	219,921
Building products 0.1%
Ply Gem Industries, Inc.	6.500	02-01-22		180,000	185,850
Commercial services and supplies 0.3%
APX Group, Inc.	7.625	09-01-23		110,000	116,325
APX Group, Inc.	7.875	12-01-22		185,000	198,181
GW Honos Security Corp. (A)	8.750	05-15-25		240,000	258,000
Multi-Color Corp. (A)	4.875	11-01-25		145,000	145,544
Tervita Escrow Corp. (A)	7.625	12-01-21		39,000	39,098
Construction and engineering 0.1%
Brand Industrial Services, Inc. (A)	8.500	07-15-25		230,000	241,500
Electrical equipment 0.2%
BlueLine Rental Finance Corp. (A)	9.250	03-15-24		155,000	165,463
Sensata Technologies BV (A)	5.000	10-01-25		100,000	105,750
Sensata Technologies BV (A)	5.625	11-01-24		80,000	87,900
Machinery 0.1%
Cloud Crane LLC (A)	10.125	08-01-24		190,000	214,225
Road and rail 0.1%
The Hertz Corp. (A)	5.500	10-15-24		190,000	171,475
The Hertz Corp.	6.250	10-15-22		50,000	48,250
The Hertz Corp. (A)	7.625	06-01-22		80,000	83,800
Trading companies and distributors 0.2%
Beacon Escrow Corp. (A)	4.875	11-01-25		90,000	90,338
United Rentals North America, Inc.	4.625	10-15-25		50,000	50,375
United Rentals North America, Inc.	4.875	01-15-28		240,000	241,200
United Rentals North America, Inc.	5.875	09-15-26		75,000	80,250
Information technology 0.4%					781,730
Communications equipment 0.0%
Nokia OYJ	3.375	06-12-22		15,000	14,907
Nokia OYJ	4.375	06-12-27		15,000	14,828
Electronic equipment, instruments and components 0.0%
CDW LLC	5.000	09-01-23		35,000	36,181
25	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
IT services 0.1%
First Data Corp. (A)	7.000	12-01-23		160,000	$169,200
Tempo Acquisition LLC (A)	6.750	06-01-25		70,000	71,225
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	5.500	02-01-25		150,000	156,938
Software 0.1%
Infor Software Parent LLC (7.125% Cash or 7.875% PIK) (A)	7.125	05-01-21		75,000	76,688
Infor US, Inc. (A)	5.750	08-15-20		25,000	25,688
Infor US, Inc.	6.500	05-15-22		50,000	51,750
Technology hardware, storage and peripherals 0.1%
Conduent Finance, Inc. (A)	10.500	12-15-24		140,000	164,325
Materials 1.7%					3,601,783
Chemicals 0.2%
Platform Specialty Products Corp. (A)	6.500	02-01-22		200,000	206,750
The Chemours Company	6.625	05-15-23		200,000	211,500
The Chemours Company	7.000	05-15-25		10,000	10,850
Construction materials 0.1%
Standard Industries, Inc. (A)	5.375	11-15-24		205,000	214,287
Containers and packaging 0.5%
ARD Finance SA (6.625% Cash or 7.375% PIK)	6.625	09-15-23	EUR	150,000	191,946
Ardagh Packaging Finance PLC (A)	6.750	05-15-24	EUR	250,000	329,843
Berry Global, Inc.	6.000	10-15-22		110,000	115,225
OI European Group BV (A)	4.000	03-15-23		10,000	10,014
Owens-Brockway Glass Container, Inc. (A)	5.875	08-15-23		165,000	177,788
Plastipak Holdings, Inc. (A)	6.250	10-15-25		45,000	46,238
Reynolds Group Issuer, Inc. (A)	5.125	07-15-23		155,000	160,425
Reynolds Group Issuer, Inc. (A)	7.000	07-15-24		105,000	112,455
Metals and mining 0.8%
AK Steel Corp.	7.625	10-01-21		80,000	83,000
Anglo American Capital PLC (A)	9.375	04-08-19		100,000	108,433
First Quantum Minerals, Ltd. (A)	7.000	02-15-21		135,000	140,063
Kaiser Aluminum Corp.	5.875	05-15-24		126,000	133,875
Koks OAO (A)	7.500	05-04-22		200,000	211,900
New Gold, Inc. (A)	6.375	05-15-25		95,000	100,700
Nexa Resources SA (A)	5.375	05-04-27		200,000	212,000
Northwest Acquisitions ULC (A)	7.125	11-01-22		65,000	67,113
Novelis Corp. (A)	5.875	09-30-26		55,000	56,100
Novelis Corp. (A)	6.250	08-15-24		95,000	99,513
Steel Dynamics, Inc. (A)	4.125	09-15-25		25,000	25,188
Steel Dynamics, Inc.	5.125	10-01-21		85,000	87,125
United States Steel Corp. (A)	8.375	07-01-21		127,000	137,859
Warrior Met Coal, Inc. (A)	8.000	11-01-24		165,000	170,363
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	26

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (A)	6.875	01-15-25		175,000	$181,230
Real estate 0.2%					529,792
Equity real estate investment trusts 0.1%
Equinix, Inc.	2.875	02-01-26	EUR	120,000	143,948
Equinix, Inc.	5.875	01-15-26		75,000	80,531
FelCor Lodging LP	6.000	06-01-25		120,000	126,600
Real estate management and development 0.1%
AV Homes, Inc.	6.625	05-15-22		170,000	178,713
Telecommunication services 0.5%					1,121,031
Diversified telecommunication services 0.2%
Cablevision SA (A)	6.500	06-15-21		151,000	160,392
Zayo Group LLC	6.000	04-01-23		190,000	197,895
Wireless telecommunication services 0.3%
Sprint Corp.	7.125	06-15-24		185,000	188,238
Sprint Corp.	7.250	09-15-21		215,000	227,631
Sprint Corp.	7.875	09-15-23		115,000	122,475
VEON Holdings BV	5.200	02-13-19		220,000	224,400
Utilities 0.4%					771,256
Gas utilities 0.1%
Ferrellgas LP	6.500	05-01-21		25,000	23,406
Ferrellgas LP	6.750	01-15-22		70,000	64,750
Ferrellgas LP	6.750	06-15-23		68,000	62,390
Independent power and renewable electricity producers 0.2%
AES Corp.	5.125	09-01-27		205,000	215,250
Greenko Dutch BV (A)	5.250	07-24-24		200,000	202,460
Water utilities 0.1%

Aegea Finance Sarl (A)	5.750	10-10-24		200,000	203,000
Convertible bonds 0.3%					$693,123
(Cost $769,959)
Consumer discretionary 0.1%					207,994
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18		40,000	43,650
Media 0.1%
DISH Network Corp.	3.375	08-15-26		110,000	119,694
Liberty Media Corp.-Liberty Formula One (A)	1.000	01-30-23		40,000	44,650
Energy 0.0%					34,206
Oil, gas and consumable fuels 0.0%
Cobalt International Energy, Inc. (G)	2.625	12-01-19		130,000	34,206
27	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology 0.2%				$450,923
Internet software and services 0.0%
Weibo Corp. (A)	1.250	11-15-22	80,000	87,850
IT services 0.0%
Cardtronics, Inc.	1.000	12-01-20	70,000	62,081
Semiconductors and semiconductor equipment 0.1%
Microchip Technology, Inc. (A)	1.625	02-15-27	56,000	65,625
Microchip Technology, Inc. (A)	2.250	02-15-37	58,000	68,150
Software 0.1%
ServiceNow, Inc. (A)	0.000	06-01-22	77,000	88,117

Workday, Inc. (A)	0.250	10-01-22	80,000	79,100
Term loans 0.2%				$395,698
(Cost $405,959)
Consumer discretionary 0.1%				284,222
Hotels, restaurants and leisure 0.1%
Golden Entertainment, Inc. (1 month LIBOR + 3.000%)	4.510	10-21-24	190,000	190,158
Internet and direct marketing retail 0.0%
Lands' End, Inc. (1 month LIBOR + 3.250%)	4.819	04-04-21	105,875	94,064
Health care 0.1%				111,476
Life sciences tools and services 0.1%
Research Holdings, Inc. (1 month LIBOR + 2.250%)	3.819	08-01-24	111,406	111,476

	Shares	Value
Rights 0.0%		$8,795
(Cost $32,289)
Texas Competitive Electric Holdings Company LLC (B)(I)	8,337	5,210
Transurban Group (Expiration Date: 1-25-18; Strike Price: AUD 11.40) (B)	4,527	3,585

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$0
(Cost $194)
Information technology 0.0%				0
Technology hardware, storage and peripherals 0.0%
Texas Competitive Electric Holdings Company LLC (B)(D)	11.500	10-01-20	500,000	0

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	28

	Par value^	Value
Short-term investments 1.4%		$3,000,000
(Cost $3,000,000)
Repurchase agreement 1.4%		3,000,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-29-17 at 1.350% to be repurchased at $3,000,450 on 1-2-18, collateralized by $1,295,162 Federal Home Loan Mortgage Corp., 4.500% due 9-1-44 (valued at $1,409,421, including interest) and $1,559,493 Federal National Mortgage Association, 3.000% - 5.500% due 3-1-28 to 5-1-43 (valued at $1,650,579, including interest)	3,000,000	3,000,000

Total investments (Cost $201,510,432) 98.9%	$212,856,800
Other assets and liabilities, net 1.1%	2,389,448
Total net assets 100.0%	$215,246,248

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
Security Abbreviations and Legend
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	A portion of this security is segregated as collateral for options. Total collateral value at 12-31-17 was $17,774,660.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Non-income producing - Issuer is in default.
(H)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(I)	Strike price and/or expiration date not available.
29	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	226	Short	Mar 2018	$(9,718,099)	$(9,471,826)	$246,273
FTSE 100 Index Futures	21	Short	Mar 2018	(2,106,321)	(2,165,615)	(59,294)
MSCI EAFE Index Futures	140	Short	Mar 2018	(14,118,727)	(14,318,500)	(199,773)
						$(12,794)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	155,000	USD	120,206	Deutsche Bank AG London	1/9/2018	$3,126	—
EUR	661,000	USD	785,615	Citibank N.A.	1/9/2018	7,769	—
EUR	105,000	USD	125,510	Deutsche Bank AG London	1/9/2018	520	—
EUR	112,000	USD	131,671	Goldman Sachs International	1/9/2018	2,760	—
EUR	1,284,000	USD	1,528,011	Morgan Stanley and Company International PLC	1/9/2018	13,145	—
EUR	30,000	USD	36,099	Morgan Stanley and Company International PLC	2/7/2018	—	$(31)
GBP	618,000	USD	834,356	Goldman Sachs International	1/9/2018	191	—
USD	142,131	EUR	120,000	Goldman Sachs International	1/9/2018	—	(1,902)
USD	6,520,699	EUR	5,510,000	Deutsche Bank AG London	3/21/2018	—	(121,134)
USD	8,745,993	GBP	6,520,000	State Street Bank and Trust Company	3/21/2018	—	(79,472)
						$27,511	$(202,539)
WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	S&P 500 Index	USD	2,685.00	Jan 2018	245	24,500	$366,755	$(372,400)
							$366,755	$(372,400)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar
At 12-31-17, the aggregate cost of investments for federal income tax purposes was $201,889,501. Net unrealized appreciation aggregated to $10,407,077, of which $17,730,195 related to gross unrealized appreciation and $7,323,118 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	30

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-17

Assets
Investments, at value (Cost $201,510,432)	$212,856,800
Receivable for futures variation margin	19,292
Unrealized appreciation on forward foreign currency contracts	27,511
Cash	224,321
Foreign currency, at value (Cost $421,380)	422,314
Cash held at broker for futures contracts	1,330,713
Cash segregated at custodian for OTC derivative contracts	70,000
Receivable for investments sold	25,584
Dividends and interest receivable	1,044,993
Other receivables and prepaid expenses	10,006
Total assets	216,031,534
Liabilities
Unrealized depreciation on forward foreign currency contracts	202,539
Written options, at value (premium received $366,755)	372,400
Foreign capital gains tax payable	7,472
Payable for investments purchased	153,791
Payable to affiliates
Accounting and legal services fees	8,433
Transfer agent fees	5,387
Trustees' fees	251
Other liabilities and accrued expenses	35,013
Total liabilities	785,286
Net assets	$215,246,248
Net assets consist of
Paid-in capital	$203,439,544
Undistributed net investment income	1,094,882
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap contracts	(448,253)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	11,160,075
Net assets	$215,246,248

Net asset value per share
Based on 12,204,669 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$17.64

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       31

STATEMENT OF OPERATIONS  For the year ended 12-31-17

Investment income
Dividends	$6,818,445
Interest	1,986,774
Non-cash dividends	469,446
Less foreign taxes withheld	(488,671)
Total investment income	8,785,994
Expenses
Investment management fees	2,082,945
Accounting and legal services fees	49,186
Transfer agent fees	21,859
Trustees' fees	45,059
Printing and postage	64,267
Professional fees	59,754
Custodian fees	64,095
Stock exchange listing fees	23,750
Other	11,723
Total expenses	2,422,638
Less expense reductions	(17,278)
Net expenses	2,405,360
Net investment income	6,380,634
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	22,414,202
Futures contracts	(4,444,990)
Forward foreign currency contracts	219,650
Written options	(1,833,885)
Swap contracts	5,006
16,359,983
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	7,926,398
Futures contracts	(271,312)
Forward foreign currency contracts	(155,225)
Written options	(263,309)
7,236,552
Net realized and unrealized gain	23,596,535
Increase in net assets from operations	$29,977,169

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       32

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-17	Year ended 12-31-16
Increase (decrease) in net assets
From operations
Net investment income	$6,380,634	$5,144,273
Net realized gain	16,359,983	1,904,048
Change in net unrealized appreciation (depreciation)	7,236,552	11,262,008
Increase in net assets resulting from operations	29,977,169	18,310,329
Distributions to shareholders
From net investment income	(5,938,190)	(4,998,815)
From net realized gain	(14,326,442)	(2,956,041)
From tax return of capital	—	(10,461,176)
Total distributions	(20,264,632)	(18,416,032)
From fund share transactions
Repurchased	—	(4,391,403)
Total increase (decrease)	9,712,537	(4,497,106)
Net assets
Beginning of year	205,533,711	210,030,817
End of year	$215,246,248	$205,533,711
Undistributed (accumulated distributions in excess of) net investment income	$1,094,882	($371,990)
Share activity
Shares outstanding
Beginning of period	12,204,669	12,517,202
Shares repurchased	—	(312,533)
End of period	12,204,669	12,204,669

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       33

Financial highlights

COMMON SHARES Period Ended	12-31-17	12-31-16	12-31-15	12-31-14	12-31-13
Per share operating performance
Net asset value, beginning of period	$16.84	$16.78	$18.22	$19.52	$17.54
Net investment income[1]	0.52	0.42	0.39	0.46	0.14
Net realized and unrealized gain (loss) on investments	1.94	1.09	(0.51)	(0.27)	3.19
Total from investment operations	2.46	1.51	(0.12)	0.19	3.33
Less distributions to common shareholders
From net investment income	(0.49)	(0.41)	(0.44)	(0.45)	(0.18)
From net realized gain	(1.17)	(0.24)	(0.91)	(1.05)	(1.17)
From tax return of capital	—	(0.85)	(0.15)	—	—
Total distributions	(1.66)	(1.50)	(1.50)	(1.50)	(1.35)
Anti-dilutive impact of repurchase plan	—	0.05 [2]	0.18 [2]	0.01 [2]	— [2,3]
Net asset value, end of period	$17.64	$16.84	$16.78	$18.22	$19.52
Per share market value, end of period	$17.41	$15.72	$14.46	$16.32	$17.07
Total return at net asset value (%)[4]	15.15 [5]	10.46 [5]	1.56 [5]	1.66 [5]	20.40
Total return at market value (%)[4]	21.74	19.66	(2.29)	4.13	21.02
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$215	$206	$210	$248	$268
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.15	1.16	1.17	1.14
Expenses including reductions	1.13	1.14	1.15	1.17	1.14
Net investment income	2.99	2.52	2.17	2.37 [6]	0.72
Portfolio turnover (%)	93	43	43	42	142 [7]

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $14.17, $15.71, $17.38 and $17.06 for 312,533 shares, 1,120,307 shares, 94,866 shares and 794 shares for the years ended 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.
[3]	Less than $0.005 per share.
[4]	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
[7]	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       34

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       35

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2017, by major security category or type:

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$17,833,728	$5,746,553	$12,087,175	—
Consumer staples	9,991,553	4,517,084	5,474,469	—
Energy	16,176,055	5,541,097	10,634,958	—
Financials	37,080,774	11,750,793	25,329,981	—
Health care	14,202,822	3,476,522	10,726,300	—
Industrials	15,957,771	3,623,190	12,334,581	—
Information technology	21,138,533	11,250,369	9,810,868	$77,296
Materials	11,301,908	4,557,316	6,744,592	—
Real estate	12,175,341	6,282,817	5,892,524	—
Telecommunication services	13,616,500	5,731,343	7,885,157	—
Utilities	9,954,349	2,094,163	7,860,186	—
Preferred securities
Financials	42,169	42,169	—	—
Information technology	33,106	—	33,106	—
Telecommunication services	101,161	—	101,161	—
Utilities	157,199	—	157,199	—
Exchange-traded funds	35,292	35,292	—	—
Foreign government obligations	425,146	—	425,146	—
Corporate bonds	28,535,777	—	28,535,777	—
Convertible bonds	693,123	—	693,123	—
Term loans	395,698	—	395,698	—
Rights	8,795	3,585	5,210	—
Short-term investments	3,000,000	—	3,000,000	—
Total investments in securities	$212,856,800	$64,652,293	$148,127,211	$77,296
Derivatives:
Assets
Futures	$246,273	$246,273	—	—
Forward foreign currency contracts	27,511	—	$27,511	—
Liabilities
Futures	(259,067)	(259,067)	—	—
Forward foreign currency contracts	(202,539)	—	(202,539)	—
Written options	(372,400)	(372,400)	—	—

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       36

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       37

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above.

The tax character of distributions for the years ended December 31, 2017 and 2016 was as follows:

	December 31, 2017	December 31, 2016
Ordinary income	$9,226,594	$4,998,815
Long-term capital gain	11,038,038	2,956,041
Tax return of capital	—	10,461,176
Total	$20,264,632	$18,416,032

As of December 31, 2017, the components of distributable earnings on a tax basis consisted of $1,351,526 of undistributed ordinary income and $40,927 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investments companies, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       38

Forward foreign currency contracts and certain options and certain swaps are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2017, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $25.9 million to $35.8 million, as measured at each quarter end.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       39

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $2.9 million to $19.0 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended December 31, 2017, the fund wrote option contracts to generate income. The fund held written options contracts with market values ranging up to $372,400.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       40

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended December 31, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $570,000 as measured at each quarter end. There were no open CDS as of December 31, 2017.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$246,273	($259,067)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	27,511	(202,539)
Equity	Written options, at value	Written options	—	(372,400)
			$273,784	($834,006)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Credit	—	—	—	$5,006	$5,006
Equity	($4,444,990)		($1,833,885)	—	(6,278,875)
Foreign currency	—	$219,650	—	—	219,650
Total	($4,444,990)	$219,650	($1,833,885)	$5,006	($6,054,219)

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       41

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	($271,312)	—	($263,309)	($534,621)
Foreign currency	—	($155,225)	—	(155,225)
Total	($271,312)	($155,225)	($263,309)	($689,846)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund's average daily gross assets. Prior to July 1, 2017, the fund paid a daily management fee to the Advisor equivalent on an annual basis to 1.00% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2017, this waiver amounted to 0.01% of the fund's average daily gross assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $17,278 for the year ended December 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2017 were equivalent to a net annual effective rate of 0.97% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       42

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2018 and December 31, 2018, up to 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2017). During the year ended December 31, 2017, there was no activity under the share repurchase plan. During the year ended December 31, 2016, the fund repurchased 2.50% of shares outstanding. The weighted average discount per share on the repurchases amounted to 12.54% for the year ended December 31, 2016. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $195,670,444 and $215,796,805, respectively, for the year ended December 31, 2017.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2017:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 12-31-17
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.00%	$0
Dropbox, Inc., Class B	5-1-12	65,608	7,248	6,315	0.04%	77,296
		$306,161				$77,296

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Hedged Equity & Income Fund (the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       44

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $11,038,038 in capital gain dividends.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       45

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the year ended December 31, 2017, distributions from net investment income of $0.4866 per share and distributions from capital gains totaling $1.1738 were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 31, 2017	$0.3760
June 30, 2017	0.3760
September 29, 2017	0.3760
December 29, 2017	0.3760
Total	$1.504

Payment date	Additional Distributions
December 29,2017	$0.1564
Total	$1.6604

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       46

its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       47

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233

Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       48

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	221
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2011	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       49

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2011	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	221

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2011	221
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       50

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2011	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	221

President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       51

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2011
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2020; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018. Mr. Arnott, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2019. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       52

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

For shareholder assistance refer to page  48

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       53

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF423668	P15A 12/17 2/18

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $46,458 for the year ended December 31, 2017 and $43,611 for the year ended December 31, 2016.

(b) Audit-Related Services
The audit-related fees were $0 for the year ended December 31, 2017 and $525 for the fiscal period ended December 31, 2016, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200 and $106,517 for the years ended December 31, 2017 and 2016, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,990 for the year ended December 31, 2017 and $3,647 for the year ended December 31, 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $840 for the year ended December 31, 2017 $112 and for the year ended December 31, 2016, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares and review of foreign tax withholding rates. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $9,042,569 for the year ended December 31, 2017 and $4,625,358 for the year ended December 31, 2016.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 1, 2018.

Kent M. Stahl, CFA
Senior Managing Director and Chief Investment Strategist,
Wellington Management Company LLP since 1998
Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA
Senior Managing Director and Director of Investment Strategy,
Wellington Management Company LLP since 2002
Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2017. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Kent M. Stahl, CFA

Other Registered Investment Companies: 12 accounts with total net assets of approximately $18,793 million

Other Pooled Investment Vehicles: 7 accounts with total net assets of approximately $1,323 million

Other Accounts: 2 accounts with total assets of approximately $4,500 million, of which one account, with assets of approximately $1,743 million, has performance based fees

Gregg R. Thomas, CFA

Other Registered Investment Companies: 13 accounts with total net assets of approximately $18,798 million

Other Pooled Investment Vehicles: 12 accounts with total net assets of approximately $2,226 million, of which one account, with assets of approximately $885 million, has performance based fees.

Other Accounts: 3 accounts with total net assets of approximately $4,601 million, of which one account, with assets of approximately $1,743 million, has performance based fees

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2017. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professional’s necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Stahl and Thomas are Partners.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2017 the value, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Kent M. Stahl, CFA	0
Gregg R. Thomas, CFA	0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans*	Maximum Number of Shares that May Yet Be Purchased Under the Plans
17-Jan	-	-	-	1,244,420*
17-Feb	-	-	-	1,244,420
17-Mar	-	-	-	1,244,420
17-Apr	-	-	-	1,244,420
17-May	-	-	-	1,244,420
17-Jun	-	-	-	1,244,420
17-Jul	-	-	-	1,244,420
17-Aug	-	-	-	1,244,420
17-Sep	-	-	-	1,244,420
17-Oct	-	-	-	1,244,420
17-Nov	-	-	-	1,244,420
17-Dec	-	-	-	1,244,420
Total	-	-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2018 and December 31, 2018, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2017).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 23, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 23, 2018